2001 Semi-Annual Shareholder Report                           DELAWARE(SM)
-----------------------------------                           INVESTMENTS
- Delaware Large Cap Growth Fund                              ------------
- Delaware Research Fund

February 5, 2001

Dear Shareholder:

Recap of Events - U.S. stocks gave up significant ground during the six months ended December 31, 2000, as investors worried about future corporate profitability amid a sharper-than-expected slowdown in the U.S. economy. Several bouts of heavy selling, especially in the technology sector, led stock market indexes lower. From July 1, 2000 through December 31, 2000, the S&P 500 Index declined 8.71%. The technology-driven Nasdaq Composite Index fell a staggering 37.71% for the six-month period.

Historically, the final months of the year show a tendency to bring market recoveries when stocks endure losses in September and October. In 2000, however, late autumn produced no relief from volatility. In fact, weak stock performance in November 2000 factored heavily into the six-month results in this report. November profit warnings by a growing number of U.S. companies likely contributed to more aggressive selling by investors, as did uncertainty over the outcome of the U.S. Presidential election. As a result, the S&P 500 Index fell 7.88% in November alone. The Nasdaq Composite sank 22.90% for the month -- its second-worst monthly return in three decades.

Delaware Large Cap Growth Fund posted a -14.76% (Class A shares at net asset value with distributions reinvested) return during the six months ended December 31, 2000. The Fund's return was better than the Lipper Large Cap Growth Funds Average, which posted a -18.69% return during the period, but trailed the -8.71% return of its benchmark, the S&P 500 Index.

The Fund seeks to provide long-term capital growth by investing primarily in common stocks of companies that it believes have the potential for strong earnings growth. The six-month period ended December 31, 2000 became increasingly challenging for growth investors, with the U.S. stock market trending downward throughout the fall months. Your Fund was challenged by an environment in which corporate earnings shortfalls became prevalent as the economy began slowing.

                                                   SA-505 [12/00] CC 2/01 (4241)

Computer chip maker Intel, the Fund's largest holding as of the start of our fiscal year on July 1, was sold from the portfolio during the period. Intel issued warnings during the period about its earnings, based on the slowing economy and slowing demand for personal computers. The resulting fall of the company's stock price detracted from your Fund's overall performance. The stock was sold based on growing uncertainty about an intermediate-term recovery for the industry in general.

Technology stocks had an especially difficult six months, as investor sentiment turned negative toward many technology-related sectors. Although your Fund makes significant investments in technology, management has generally avoided some of the sub-sectors that were hit hardest during the period. For instance, with regard to the Internet, the Fund holds a number of companies that focus on infrastructure, such as networking hardware manufacturers. Management typically avoids Internet retailers, which generally have fallen sharply out of favor with investors, often for lack of earnings.

As of December 31, 2000, the Fund had 20.9% of its net assets allocated to computers and technology stocks. A number of key technology holdings, such as hardware makers Cisco Systems and Juniper Networks, suffered declines for the six-month period and detracted from overall performance. The earnings growth outlook for both companies remains strong however, and management is optimistic about future returns.

During the six months, management increased exposure to banking and finance stocks, which generally had a strong year in 2000. Banking and finance stocks accounted for 24.8% of the portfolio as of December 31, 2000, and the Fund was buoyed by the strong performance of mortgage lender Fannie Mae, as well as savings and loan Washington Mutual and financial services giant Citigroup.

Delaware Research Fund, which seeks to provide long-term capital growth, returned -5.57% (Class A shares at net asset value with distributions reinvested) for the six months ended December 31, 2000. Despite the Fund's negative return, performance outpaced the Fund's benchmark -- the S&P 500 Index -- which returned -8.71%. Performance was also better than that of the Lipper Multi-Cap Core Funds Average, which posted a -6.43% return for the period.

The Fund is designed to capitalize on the best stock opportunities identified by the portfolio management teams of the Delaware Investments Family of Funds. The Fund may purchase any stock that is held by another Delaware Investments fund. Quantitative models which measure value, growth, and risk characteristics are used to rank the available stocks. Management applies a bottom-up analysis to those stocks falling in the top 25% of the group, choosing what it considers to be the stocks with the greatest potential for long-term price appreciation. Both value and growth stocks may be included in the Fund.

Telecommunications stocks, which accounted for the Fund's largest sector allocation at the start of the Fund's fiscal year on July 1, 2000, generally had a difficult six months. The sector was hit by concerns about earnings, which likely stemmed from the economic slowdown seen this past autumn. While telecommunications stocks made up a smaller percentage of the portfolio than they did at the start of the year, they remained the Fund's largest sector as of December 31, 2000. For the six-month period, stocks such as Sprint, AT&T, and Lucent (which was sold during the period based on a diminished earnings outlook) detracted from overall performance.

The Fund's performance during the period was aided by banking and finance holdings such as Citigroup and Freddie Mac, both of which performed well. It also benefited from the performance of pharmaceutical manufacturer Bristol-Myers Squibb, whose stock price bounced back strongly following a disappointing first half of 2000.

During the period, management added to the Fund's energy holdings. Energy stocks comprised 13.9% of the portfolio as of December 31, 2000 - the Fund's third-largest sector. Energy stocks generally performed well during the period, as high energy prices resulted in forecasts for increased revenues in the sector. During the six months, the stock of energy company Baker Hughes was among the Fund's strong performers.

Although the Fund usually has between just 20 and 30 holdings, management continues to hold stocks from an array of industries that also includes consumer products, industrial machinery, and food, beverage, and tobacco. Going forward, management will continue to look for investments in a wide variety of industries.

Market Outlook - As we look ahead to 2001 and beyond, we are optimistic that the market can begin to improve upon the generally poor performance seen in 2000. Management will continue to look for the investment opportunities it believes have the best chance to prosper as the economic outlook sharpens.

On a cautionary note, we expect more companies to miss earnings projections in the short term, given the fact that parts of the economy are still decelerating. After the close of our reporting period, the Federal Reserve Board began aggressively lowering interest rates in an effort to stabilize a U.S. economy that was slowing faster than anticipated. Although we applaud the effort and think it greatly enhances the prospects for economic growth in 2001, we realize that the direction of U.S. economy cannot be turned on a dime. We expect positive effects of the rate decrease to become evident later this year.

The performance of U.S. stocks over the recent six-month period may have prompted you to reflect on your own investment portfolio. The market's recent struggles have taught us once again that the time-tested principles of sound investing remain unchanged. As always, we encourage investors to diversify assets and follow a regular investment plan. We also recommend keeping a long investment time horizon, regardless of short-term outlooks for individual markets.

We commend you for staying the course over the past six months, and thank you for your continued confidence in Delaware Investments.


Sincerely,

/s/ Charles E. Haldeman, Jr.
------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Fund Performance Summary

Average Annual Total Returns
For the Periods Ended December 31, 2000

                                                                  Lifetime      One Year     Six Months
                                                                  --------      --------     ----------

Delaware Large Cap Growth Fund Class A (Est. 12/29/99)
     Excluding Sales Charge                                         +4.74%       +4.55%      -14.76%
     Including Sales Charge                                         -1.23%       -1.46%      -19.18%
Institutional Class                                                 +4.74%       +4.55%      -14.76%
Lipper Large Cap Growth Funds Average                                           -16.26%      -18.69%
Standard and Poor's 500 Index                                                    -9.11%       -8.71%


Delaware Research Fund Class A (Est. 12/29/99)
     Excluding Sales Charge                                         -8.15%       -8.88%       -5.57%
     Including Sales Charge                                        -13.39%      -14.10%      -10.96%
Institutional Class                                                 -8.15%       -8.88%       -5.57%
Lipper Multi-Cap Core Funds Average                                              -2.97%       -6.43%
Standard and Poor's 500 Index                                                    -9.11%       -8.71%


Returns reflect reinvestment of distributions and, where indicated, a 5.75% maximum front-end sales charge for Class A shares. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No 12b-1 fees were imposed on Class A shares for the periods shown and had such changes been imposed returns would have been lower. No Class B or Class C shares were offered during the periods shown. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The Lipper category represents the average returns of specific mutual funds tracked by Lipper (Source: Lipper, Inc.). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance does not guarantee future results.

An expense limitation was in effect for all classes of all funds during the periods shown. Performance would have been lower had the expense limitation not been in effect.

This semi-annual report is for the information of Delaware Large Cap Growth Fund and Delaware Research Fund shareholders. The current prospectuses for the Funds set forth details about charges, expenses, investment objectives and operating policies of the Funds. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Funds' current Statements of Additional Information.

Delaware Large Cap Growth Fund
------------------------------

Fund Objective
The Fund seeks to provide long-term capital growth.

Total Fund Net Assets
As of December 31, 2000
$2.16 million

Number of Holdings
As of December 31, 2000
24

Fund Start Date
December 29, 1999


Your Fund Manager

Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.


Nasdaq Symbols
Class A:              DLCAX
Institutional Class:  DLCIX

Delaware Research Fund

Fund Objective
The Fund seeks to provide long-term capital growth.

Total Fund Net Assets
As of December 31, 2000
$5.27 million

Number of Holdings
As of December 31, 2000
24

Fund Start Date
December 29, 1999


Your Fund Managers

J. Paul Dokas joined Delaware in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corporation. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA at the University of Maryland. He is a Chartered Financial Analyst.

Timothy G. Connors joined Delaware Investments in 1997 after serving as a principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. Mr. Connors is a Chartered Financial Analyst and a member of the Association for Investment Management and Research. He has been managing the Research Fund since its inception.


Nasdaq Symbols
Class A:             DREAX
Institutional Class: DREIX

Statements of Net Assets

DELAWARE LARGE CAP GROWTH FUND
----------------------------------------

                                                       Number of       Market
December 31, 2000 (Unaudited)                           Shares         Value
--------------------------------------------------------------------------------

  Common Stock - 68.80%
  Banking & Finance -24.80%
  Alliance Capital Management                             2,200     $ 111,375
  Chase Manhattan                                         2,000        90,875
  Citigroup                                               1,800        91,913
  Fannie Mae                                                700        60,725
  Goldman Sachs Group                                       700        74,856
  Washington Mutual                                       2,000       106,125
                                                                    ----------
                                                                      535,869
                                                                    ----------

  Cable, Media & Publishing - 5.05%
  The News Corporation                                    1,500        48,375
* Viacom - Class B                                        1,300        60,775
                                                                    ----------
                                                                      109,150
                                                                    ----------

  Computers & Technology - 20.90%
  America Online                                          2,200        76,560
  Automatic Data Processing                                 800        50,650
* Cisco Systems                                           1,300        49,725
* i2 Technologies                                         1,100        59,813
* Juniper Networks                                          700        88,244
  Linear Technology                                       1,200        55,500
* Siebel Systems                                            500        33,875
* VeriSign                                                  500        37,094
                                                                    ----------
                                                                      451,461
                                                                    ----------

  Electronics & Electrical Equipment - 10.03%
  General Electric                                        1,800        86,288
* JDS Uniphase                                            1,100        45,856
* PMC - Sierra                                              600        47,175
* Sycamore Networks                                       1,000        37,250
                                                                    ----------
                                                                      216,569
                                                                    ----------

                                                                    Number of       Market
Delaware Large Cap Growth Fund                                        Shares         Value
--------------------------------------------------------------------------------------------
Common Stock (continued)

  Healthcare & Pharmaceuticals  - 3.40%
* Genentech                                                             900     $   73,350
                                                                                -----------
                                                                                    73,350
                                                                                -----------
  Telecommunications - 1.90%
* Qualcomm                                                              500         41,093
                                                                                -----------
                                                                                    41,093
                                                                                -----------
  Transportation & Shipping - 2.72%
  United Parcel Service - Class B                                     1,000         58,812
                                                                                -----------
                                                                                    58,812
                                                                                -----------
  Total Common Stock
     (cost $1,704,432)                                                           1,486,304
                                                                                ===========

                                                                   Principal
                                                                    Amount
                                                                   ---------
  Repurchase Agreements - 35.23%
  With BNP Paribas 6.00% 1/2/01 (dated 12/29/00,
     collateralized by $78,000 U.S. Treasury Notes 11.625% due
     11/15/02, market value $87,815 and $33,000 U.S. Treasury
     Notes 11.875% due 11/15/03, market value $39,907 and
     $115,000 U.S. Treasury Notes 11.625% due 11/15/04, market    $ 265,000        265,000
     value $142,915)
  With Chase Manhattan 5.85% 1/2/01 (dated 12/29/00,
     collateralized by $262,000 U.S. Treasury Notes 6.00% due
     9/30/02, market value $269,283)                                263,000        263,000
  With J.P. Morgan 5.90% 1/2/01 (dated 12/29/00,
     collateralized by $215,000 U.S. Treasury Bills due 3/29/01, market value $212,145 and $23,000 U.S. Treasury Notes
      10.75% due 5/15/03, market value $26,397)                     233,000        233,000
                                                                 ----------     ----------
  Total Repurchase Agreements
     (cost $761,000)                                                               761,000
                                                                                ----------


  Total Market Value of Securities - 104.03%
     (cost $2,465,432)                                                           2,247,304
  Liabilities Net of Receivables and Other Assets - (4.03%)                        (87,119)
                                                                                ----------


  Net Assets Applicable to 284,668 Shares
     Outstanding - 100.00%                                                      $2,160,185
                                                                                ==========


Delaware Large Cap Growth Fund
--------------------------------------------------------------------------------

  Net Asset Value - Delaware  Large Cap Growth Fund A Class
     ($64,635 / 8,517 shares)                                                        $ 7.59
                                                                                ------------
  Net Asset Value - Delaware Large Cap Growth Fund Institutional Class
     ($2,095,550 / 276,151 shares)                                                   $ 7.59
                                                                                ------------


  Components of Net Assets at December 31, 2000:
  Shares of beneficial interest (unlimited authorization - no par)              $ 2,456,822
  Accumulated net investment loss                                                      (297)
  Accumulated net realized loss on investments                                      (78,212)
  Net unrealized depreciation of investments                                       (218,128)
                                                                                ------------
  Total net assets                                                              $ 2,160,185
                                                                                ============

  ------------------------------------------------------------------------------
* Non-income producing security for the period ended December 31, 2000.


  Net Asset Value and Offering Price per Share -
     Delaware Large Cap Growth Fund
  Net asset value A Class (A)                                                        $ 7.59
  Sales charge (5.75% of offering price or 6.06% of the amount
     invested per share) (B)                                                           0.46
                                                                                ------------
  Offering price                                                                     $ 8.05
                                                                                ============

  ------------------------------------------------------------------------------
  (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
  (B) See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

DELAWARE RESEARCH FUND
-----------------------------------------

                                                     Number of         Market
December 31, 2000 (Unaudited)                         Shares           Value
------------------------------------------------------------------------------

 Common Stock - 100.44%
 Banking & Finance - 16.86%
 Chase Manhattan                                      7,000          $ 318,063
 Citigroup                                            5,500            280,844
 Freddie Mac                                          4,200            289,275
                                                                     ---------
                                                                       888,182
                                                                     ---------
 Cable, Media & Publishing - 3.37%
 Time Warner                                          3,400            177,616
                                                                     ---------
                                                                       177,616
                                                                     ---------
 Computers & Technology - 3.77%
 Compaq Computer                                     13,200            198,660
                                                                     ---------
                                                                       198,660
                                                                     ---------
 Consumer Products - 4.35%
 Minnesota Mining & Manufacturing                     1,900            228,950
                                                                     ---------
                                                                       228,950
                                                                     ---------
 Electronics & Electrical Equipment - 12.77%
 General Electric                                     4,900            234,894
 Intel                                                6,500            196,625
 Symbol Technologies                                  6,700            241,200
                                                                     ---------
                                                                       672,719
                                                                     ---------
 Energy - 13.94%
 Baker Hughes                                         6,200            257,688
*Southern Energy                                      8,800            249,150
 Williams                                             5,700            227,644
                                                                     ---------
                                                                       734,482
                                                                     ---------
 Food, Beverage & Tobacco - 4.15%
 Anheuser Busch                                       4,800            218,400
                                                                     ---------
                                                                       218,400
                                                                     ---------
 Healthcare & Pharmaceuticals - 9.06%
 Bristol-Myers Squibb                                 2,900            214,419
 Johnson & Johnson                                    2,500            262,656
                                                                     ---------
                                                                       477,075
                                                                     ---------

                                                     Number of        Market
Delaware Research Fund                                Shares           Value
--------------------------------------------------------------------------------
 Common Stock (continued)

 Industrial Machinery - 4.45%
 Ingersoll-Rand                                       5,600          $ 234,500
                                                                     ---------
                                                                       234,500
                                                                     ---------

 Leisure, Lodging, & Entertainment - 3.90%
 Walt Disney                                          7,100            205,456
                                                                     ---------
                                                                       205,456
                                                                     ---------

 Metals & Mining - 4.96%
 Alcoa                                                7,800            261,300
                                                                     ---------
                                                                       261,300
                                                                     ---------

 Telecommunications - 18.86%
 AT&T                                                10,200            176,588
 BellSouth                                            4,900            200,594
 Nortel Networks                                      6,700            214,819
*Sprint                                               9,600            196,200
 Verizon Communications                               4,100            205,513
                                                                     ---------
                                                                       993,714
                                                                     ---------
 Total Common Stock
    (cost $5,472,051)                                                5,291,054
                                                                     =========

                                                   Principal
                                                     Amount
                                                   ---------
 Repurchase Agreements - 0.25%
 With BNP Paribas 6.00% 1/2/01
    (dated 12/29/00, collateralized by $1,300
    U.S.Treasury Notes 11.625% due 11/15/02,
    market value $1,500 and $700 U.S.
    Treasury Notes 11.875% due 11/15/03,
    market value $682 and $2,000 U.S.
    Treasury Notes 11.625% due 11/15/04,
    market value $2,441)                            $ 4,500              4,500
 With Chase Manhattan 5.85% 1/2/01
    (dated 12/29/00, collateralized by $4,500
    U.S. Treasury Notes 6.00% due 9/30/02,
    market value $4,600)                              4,500              4,500
 With J.P. Morgan Securities 5.90% 1/2/01
    (dated 12/29/00, collateralized by $3,700
    U.S. Treasury Bills due 3/29/01,
    market value $3,635 and $400 U.S.
    Treasury Notes 10.75% due 5/15/03,
    market value $451)                                4,000              4,000
                                                                     ---------
 Total Repurchase Agreements
    (cost $13,000)                                                      13,000
                                                                     =========

Delaware Research Fund
--------------------------------------------------------------------------------

Total Market Value of Securities - 100.69%
  (cost $5,485,051)                                               $ 5,304,054
Liabilities Net of Receivables and Other Assets - (0.69%)             (36,589)
                                                                  -----------
Net Assets Applicable to 700,470 Shares Outstanding - 100.00%     $ 5,267,465
                                                                  ===========

Net Asset Value - Delaware Research Fund A Class
   ($96,246 / 12,799 shares)                                           $ 7.52
                                                                  -----------

Net Asset Value - Delaware Research Fund Institutional Class
   ($5,171,219 / 687,671 shares)                                       $ 7.52
                                                                  -----------

Components of Net Assets at December 31, 2000:
Shares of beneficial interest (unlimited authorization - no par)  $ 6,090,037
Undistributed net investment income                                       207
Accumulated net realized loss on investments                         (641,782)
Net unrealized depreciation of investments                           (180,997)
                                                                  -----------
Total net assets                                                  $ 5,267,465
                                                                  ===========

----------------------------------------------------------------------------
* Non-income producing security for the period ended December 31, 2000.


Net Asset Value and Offering Price per Share -
  Delaware Research Fund
Net asset value A Class (A)                                           $ 7.52
Sales charge (5.75% of offering price or 6.12% of the amount
   invested per share) (B)                                              0.46
                                                                      ------
Offering price                                                        $ 7.98
                                                                      ======

--------------------------------------------------------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

Statements of Operations

                                                                                     Delaware
                                                                                     Large Cap               Delaware
                                                                                      Growth                 Research
Six Months Ended December 31, 2000 (Unaudited)                                         Fund                    Fund
----------------------------------------------------------------------------    --------------------    --------------------
Investment Income:
Interest                                                                              $ 26,181              $      620
Dividends                                                                                5,669                  33,950
                                                                                    -----------             -----------
                                                                                        31,850                  34,570
                                                                                    -----------             -----------
Expenses:
Management fees                                                                          7,970                  27,975
Dividend disbursing and transfer agent fees and expenses                                 1,018                   2,234
Reports and statements to shareholders                                                   2,378                     670
Distribution expense                                                                        60                     246
Registration fees                                                                        1,150                     120
Custodian fees                                                                             331                     320
Accounting and administration expenses                                                     537                   1,110
Professional fees                                                                          270                     600
Trustees' fees                                                                             360                     450
Taxes (other than taxes on income)                                                           -                     138
Other                                                                                      209                     510
                                                                                    -----------             -----------
                                                                                        14,283                  34,373
Less expenses absorbed or waived                                                        (4,910)                 (8,209)
Less expenses paid indirectly                                                             (177)                    (93)
                                                                                    -----------             -----------
Total expenses                                                                           9,196                  26,071
                                                                                    -----------             -----------

Net Investment Income                                                                   22,654                   8,499
                                                                                    -----------             -----------


Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments                                                       (60,273)               (227,217)
Net change in unrealized appreciation/depreciation
of investments                                                                        (332,803)                (83,158)
                                                                                    -----------             -----------

Net Realized and Unrealized Loss on Investments                                       (393,076)               (310,375)
                                                                                    -----------             -----------

Net Decrease in Net Assets Resulting from Operations                                $ (370,422)             $ (301,876)
                                                                                    ===========             ===========

                               See accompanying notes

Statements of Changes in Net Assets

                                                             Delaware Large Cap                   Delaware Research
                                                               Growth Fund                              Fund
                                                        -------------------------------------------------------------------

                                                           Six Months        12/29/99*         Six Months        12/29/99*
                                                             Ended               to              Ended               to
                                                            12/31/00          6/30/00           12/31/00          6/30/00
                                                          (Unaudited)                         (Unaudited)

Increase (Decrease) in Net Assets from Operations:
Net investment income                                      $ 22,654           $ 29,979          $ 8,499          $ 205,148
Net realized gain (loss) on investments                     (60,273)           316,932         (227,217)          (414,565)
Net change in unrealized appreciation/depreciation
  of investments                                           (332,803)           114,675          (83,158)           (97,839)
                                                        -------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                          (370,422)           461,586         (301,876)          (307,256)
                                                        -------------------------------------------------------------------

Distributions to Shareholders from:
Net investment income:
   A Class                                                   (1,094)                 -          (12,300)                 -
   Institutional Class                                      (51,836)                 -         (201,140)                 -

Net realized gain on investments:
   A Class                                                   (5,458)                 -                -                  -
   Institutional Class                                     (329,413)                 -                -                  -
                                                        -------------------------------------------------------------------
                                                           (387,801)                 -         (213,440)                 -
                                                        -------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold:
    A Class                                                  36,434             37,133               75            365,802
    Institutional Class                                           -          2,000,017                -          7,954,535

Net asset value of shares issued upon reinvestment
  of distributions:
   A Class                                                    6,552                  -           12,300                  -
   Institutional Class                                      381,249                             201,140                  -
                                                        -------------------------------------------------------------------
                                                            424,235          2,037,150          213,515          8,320,337
                                                        -------------------------------------------------------------------
Cost of shares repurchased:
   A Class                                                   (4,063)              (500)        (249,623)            (4,192)
   Institutional Class                                            -                  -                -         (2,190,000)
                                                        -------------------------------------------------------------------
                                                             (4,063)              (500)        (249,623)        (2,194,192)
                                                        -------------------------------------------------------------------
Increase (decrease) in net assets derived from
  capital share transactions                                420,172          2,036,650          (36,108)         6,126,145
                                                        -------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                      (338,051)         2,498,236         (551,424)         5,818,889

Net Assets:
Beginning of period                                       2,498,236                  -        5,818,889                  -
                                                        -------------------------------------------------------------------
End of period                                           $ 2,160,185        $ 2,498,236      $ 5,267,465        $ 5,818,889
                                                        ===================================================================

-----------------
*Date of commencement of operations

                            See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Delaware Large Cap Growth Fund A Class
-------------------------------------------------------------------------------------------------------------------------------

                                                                                         Six Months       12/29/99(1)
                                                                                            Ended             to
                                                                                          12/31/00(4)      6/30/00
                                                                                         (Unaudited)

Net asset value, beginning of period                                                      $ 10.450         $ 8.500

Income (loss) from investment operations:
   Net investment income(2)                                                                  0.084           0.127
   Net realized and unrealized gain (loss) on investments                                   (1.337)          1.823
                                                                                          ---------       ---------
   Total from investment operations                                                         (1.253)          1.950
                                                                                          ---------       ---------

Less dividends and distributions:
   Dividends from net investment income                                                     (0.207)              -
   Distributions from net realized gain on investments                                      (1.400)              -
                                                                                          ---------       ---------
Total dividends and distributions                                                           (1.607)              -
                                                                                          ---------       ---------

Net asset value, end of period                                                             $ 7.590        $ 10.450
                                                                                          =========       =========

Total return(3)                                                                            (14.76%)         22.94%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                                   $ 65            $ 40
    Ratio of expenses to average net assets                                                  0.75%           0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                               1.42%           1.30%
    Ratio of net investment income to average net assets                                     1.84%           2.54%
    Ratio of net investment income to average net assets prior
       to expense limitation and expenses paid indirectly                                    1.17%           1.99%
    Portfolio turnover                                                                        107%            304%

-------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value, and does not reflect the impact of a sales charge.
(4)  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Large Cap Growth Fund Institutional Class
---------------------------------------------------------------------------------------------------------------------

                                                                                   Six Months        12/29/99(1)
                                                                                     Ended               to
                                                                                   12/31/00(4)         6/30/00
                                                                                  (Unaudited)

Net asset value, beginning of period                                                $ 10.450           $ 8.500

Income (loss) from investment operations:
   Net investment income(2)                                                            0.084             0.127
   Net realized and unrealized gain (loss) on investments                             (1.337)            1.823
                                                                                    ---------         ---------
   Total from investment operations                                                   (1.253)            1.950
                                                                                    ---------         ---------

Less dividends and distributions:
   Dividends from net investment income                                               (0.207)                -
   Distributions from net realized gain on investments                                (1.400)                -
                                                                                    ---------         ---------
Total dividends and distributions                                                     (1.607)                -
                                                                                    ---------         ---------

Net asset value, end of period                                                       $ 7.590          $ 10.450
                                                                                    =========         =========

Total return(3)                                                                      (14.76%)           22.94%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                          $ 2,096           $ 2,458
    Ratio of expenses to average net assets                                            0.75%             0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                         1.17%             1.05%
    Ratio of net investment income to average net assets                               1.84%             2.54%
    Ratio of net investment income to average net assets prior
       to expense limitation and expenses paid indirectly                              1.42%             2.24%
    Portfolio turnover                                                                  107%              304%

------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(4)  Ratios have been annualized and total return has not been annualized.


                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                           Delaware Research Fund A Class
---------------------------------------------------------------------------------------------------------------------------------

                                                                                            Six Months         12/29/99(1)
                                                                                              Ended                to
                                                                                             12/31/00(5)        6/30/00
                                                                                            (Unaudited)

Net asset value, beginning of period                                                         $ 8.260              $ 8.500

Income (loss) from investment operations:
   Net investment income(2)                                                                    0.017                0.329(4)
   Net realized and unrealized loss on investments                                            (0.454)              (0.569)
                                                                                            ---------          -----------
   Total from investment operations                                                           (0.437)              (0.240)
                                                                                            ---------          -----------

Less dividends:
   Dividends from net investment income                                                       (0.303)                   -
                                                                                            ---------          -----------
   Total dividends                                                                            (0.303)                   -
                                                                                            ---------          -----------

Net asset value, end of period                                                               $ 7.520              $ 8.260
                                                                                            =========          ===========

Total return(3)                                                                               (5.57%)              (2.82%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                                     $ 96                $ 346
    Ratio of expenses to average net assets                                                    0.93%                0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                                 1.46%                1.48%
    Ratio of net investment income to average net assets                                       0.30%                7.46%(4)
    Ratio of net investment income (loss) to average net assets prior
       to expense limitation and expenses paid indirectly                                     (0.23%)               6.73%(4)
    Portfolio turnover                                                                          275%                 435%

-------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value, and does not reflect the impact of a sales charge.
(4) During the fiscal period ended June 30, 2000, the Delaware Research Fund received a non-cash dividend of approximately $0.31 per share as a result of a corporate action of an investment held by the Fund. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net asset and the ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly would have been 0.42% and (0.31%), respectively.
(5)  Ratios have been annualized and total return has not been annualized.


                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Research Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------

                                                                                       Six Months      12/29/99(1)
                                                                                         Ended             to
                                                                                      12/31/00(5)       6/30/00
                                                                                      (Unaudited)

Net asset value, beginning of period                                                    $ 8.260          $ 8.500

Income (loss) from investment operations:
   Net investment income(2)                                                               0.012            0.329(4)
   Net realized and unrealized loss on investments                                       (0.449)          (0.569)
                                                                                        --------         --------
   Total from investment operations                                                      (0.437)          (0.240)
                                                                                        --------         --------

Less dividends:
   Dividends from net investment income                                                  (0.303)               -
                                                                                        --------         --------
   Total dividends                                                                       (0.303)               -
                                                                                        --------         --------

Net asset value, end of period                                                          $ 7.520          $ 8.260
                                                                                        ========         ========

Total return(3)                                                                          (5.57%)          (2.82%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                             $ 5,171          $ 5,473
    Ratio of expenses to average net assets                                               0.93%            0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                            1.21%            1.23%
    Ratio of net investment income to average net assets                                  0.30%            7.46%(4)
    Ratio of net investment income to average net assets prior
       to expense limitation and expenses paid indirectly                                 0.02%            6.98%(4)
    Portfolio turnover                                                                     275%             435%

-------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(4) During the fiscal period ended June 30, 2000, the Delaware Research Fund received a non-cash dividend of approximately $0.31 per share as a result of a corporate action of an investment held by the Fund. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net asset and the ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly would have been 0.42% and (0.06%), respectively.
(5)  Ratios have been annualized and total return has not been annualized.


                             See accompanying notes

Notes to Financial Statements

December 31, 2000 (Unaudited)

Delaware Group Equity Funds III (the "Trust") is organized as a Delaware Business Trust and offers five series: Delaware American Services Fund, Delaware Large Cap Growth Fund, Delaware Research Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and related notes pertain to Delaware Large Cap Growth Fund and Delaware Research Fund (each referred to as a "Fund" or collectively as the "Funds"). Delaware Large Cap Growth Fund is registered as a diversified open-end investment company and Delaware Research Fund is registered as non-diversified open-end investment company, under the Investment Company Act of 1940, as amended. Each Fund offers four classes of shares. The A Class carry a maximum front-end sales charge of 5.75%. The B Class carry a back-end deferred sales charge. The C Class carry a level load deferred sales charge and the Institutional Class has no sales charge. As of December 31, 2000, only the A and Institutional Classes had commenced operations.

Delaware Large Cap Growth Fund's objective is to seek long-term capital growth. The Fund invests primarily in common stocks of companies that have a high potential for high earnings growth.

Delaware Research Fund's objective is to seek long-term capital growth. The Fund invests primarily in equity securities, without any limit on size or capitalization of the companies issuing them. Generally the Fund will hold only 20 to 30 different stocks.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Each Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds receive earnings credits from their custodian when positive balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "Expenses paid indirectly". The amount of these expenses and credits for the period ended December 31, 2000 are as follows:

                                               Delaware         Delaware
                                               Large Cap        Research
                                              Growth Fund         Fund
                                              -----------------------------
Commission reimbursements                         $56             $64
Earnings credits                                  121              29

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of the investment management agreement, the Funds pay Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Funds, an annual fee which is calculated on the daily net assets of each Fund as follows:

                                               Delaware         Delaware
                                               Large Cap        Research
                                              Growth Fund         Fund
                                              -----------------------------
On the first $500 million                        0.65%           1.00%
On the next $500 million                         0.60%           0.95%
On the next $1.5 billion                         0.55%           0.90%
In excess of $2.5 billion                        0.50%           0.85%

DMC has elected to waive that portion, if any, of the management fee and reimburse each Fund to the extent that annual operating expenses, exclusive of taxes, interest, distribution fees, brokerage commissions and extraordinary expenses, exceed 0.75% of average daily net assets of each Fund through August 31, 2001.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

At December 31, 2000, the Funds had liabilities for such fees and other expenses payable to DMC and affiliates as follows:

                                               Delaware         Delaware
                                               Large Cap        Research
                                              Growth Fund         Fund
                                              -----------------------------
Investment management fee
  payable to DMC                               $7,708            $20,012
Dividend disbursing, transfer
  agent, accounting fees and other
  expenses payable to DSC                       3,940              2,713
Other expenses payable to DMC
  and affiliates                                3,670              3,832

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. DDLP had elected to waive the distribution fees through February 28, 2001.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.


3. Investments

For the period ended December 31, 2000, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                               Delaware        Delaware
                                               Large Cap       Research
                                              Growth Fund        Fund
                                              -----------------------------
Purchases                                     $2,130,288       $7,735,949
Sales                                          1,761,947        7,968,923


At December 31, 2000, the cost of investments for federal income tax purposes approximates the cost for book purposes. At December 31, 2000 the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                               Delaware        Delaware
                                               Large Cap       Research
                                              Growth Fund         Fund
                                              -----------------------------
Cost of investments                           $2,465,432       $5,485,051
                                              =============================
Aggregate unrealized appreciation               $107,265         $447,537
Aggregate unrealized depreciation               (325,393)        (628,534)
                                              -----------------------------
Net unrealized appreciation (depreciation)     $(218,128)       $(180,997)
                                              =============================

4. Capital Shares

Transactions in capital shares were as follows:

                                                         Delaware Large Cap                Delaware Research
                                                             Growth Fund                         Fund
                                                     Six Months       12/29/99*          Six             12/29/99*
                                                       Ended             to             Months              to
                                                      12/31/00         6/30/00          Ended             6/30/00
                                                    (Unaudited)                        12/31/00
                                                                                     (Unaudited)
                                                   -----------------------------------------------------------------
Shares sold:
  A Class                                               4,442            3,899                9            42,391
  Institutional Class                                       -          235,296                -           919,106

Shares issued upon reinvestment of distributions:
  A Class                                                 705                -            1,508                 -
  Institutional Class                                  40,855                -           24,705                 -
                                                   -----------------------------------------------------------------
                                                       46,002          239,195           26,222           961,497
                                                   -----------------------------------------------------------------

Shares repurchased:
  A Class                                                (482)             (47)         (30,604)             (505)
  Institutional Class                                       -                -                -          (256,140)
                                                   -----------------------------------------------------------------
                                                         (482)             (47)         (30,604)         (256,645)
                                                   -----------------------------------------------------------------

Net increase (decrease)                                45,520          239,148          (4,382)           704,852
                                                   =================================================================

  * Date of commencement of operations.

5. Lines of Credit

The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding at December 31, 2000, or at any time during the period.